UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2017
Date of Report (Date of earliest event reported)

 GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill Selma Road, Suite 150
San Antonio, Texas 78249
(210) 308-8267
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

At the GlobalSCAPE, Inc. Annual Meeting of stockholders held on May 10, 2017, the stockholders approved the three proposals listed below based upon the indicated voting results. These proposals are described in detail in the Company’s proxy statement.

1.	Election of Directors.

Name	Votes For	Votes Withheld	Broker Non-Votes
David L. Mann	12,106,154	719,499	5,481,647
Matthew C. Goulet	10,884,271	1,941,382	5,481,647

2.	Ratification of the appointment of BDO USA., L.L.P. as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Votes For	Votes Against	Abstentions
18,211,158	15,929	80,213

3.	To approve the GlobalSCAPE, Inc. 2016 Long Term Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,853,778	1,934,369	37,506	5,481,647

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.

By:	/s/ James W. Albrecht, Jr.
Chief Financial Officer
Dated: May 10, 2017